UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

Antitrust Matters

On February 24, 2006, SIRVA, Inc. (“SIRVA”) announced that its wholly-owned subsidiary, Allied Freight Forwarding, Inc. (“Allied Freight”), had entered into a Plea Agreement (the “Agreement”) with the U.S. government, pursuant to which Allied Freight entered pleas of guilty to two counts of conspiracy to restrain trade, in violation of the Sherman Antitrust Act, 15 U.S.C §1. Pursuant to the Agreement, Allied Freight is required to pay a fine of $1,043,000 to the United States. SIRVA fully reserved for this fine in its 2004 financial statements. The Agreement resolves the criminal charges against Allied Freight related to the actions of certain former Allied Freight employees between April 2000 and October 2001.

Also on February 24, 2006, SIRVA announced that the Australian Competition and Consumer Commission decided not to take any further steps in an investigation concerning the moving operations conducted by SIRVA (Australia) Pty. Ltd. (“SIRVA Australia”), a former wholly-owned subsidiary of SIRVA. In connection with the November 30, 2005 sale of its Australian records management operations, SIRVA sold its ownership interest in SIRVA Australia, after it moved the moving services operations to SIRVA Pty. Ltd., which remains a wholly-owned subsidiary of SIRVA.

A copy of SIRVA’s press release, dated February 24, 2006, which announced these matters, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Other Matters

SIRVA wishes to clarify two matters previously disclosed in its proxy statement, dated November 30, 2005, relating to its 2005 annual meeting of stockholders. First, SIRVA wishes to make clear that its corporate governance guidelines are available on its website and can be accessed at www.sirva.com by clicking on the link for “Investors,” followed by the link for “Corporate Governance” and then the link for “Guidelines.”  Second, SIRVA wishes to make clear that Carl T. Stocker, SIRVA's Vice Chairman, presided at regularly scheduled executive sessions of the non-management directors until SIRVA’s board of directors elected John R. Miller as Chairman on January 1, 2006. As an independent director, Mr. Miller will now preside over regularly scheduled meetings of the non-management directors.

Item 9.01                                             Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Not applicable.

(b)                               Pro Forma Financial Information.

Not applicable.

(c)                                Shell Company Transactions.

Not applicable.

(d)                               Exhibits.

99.1	Press Release dated February 24, 2006.

99.2	Plea Agreement entered into February 24, 2006 between Allied Freight Forwarding, Inc., and the U.S. Government.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: March 2, 2006

	By:	/s/ ERYK J. SPYTEK
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

99.1	Press Release dated February 24, 2006.

99.2	Plea Agreement entered into February 24, 2006 between Allied Freight Forwarding, Inc., and the U.S. Government.